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Exhibit (10) (A)-(6)

                  FOURTH AMENDMENT TO ELECTRO RENT CORPORATION

                   SAVINGS PLAN (RESTATED AS OF JUNE 1, 1989)



                 The undersigned is the Plan Administrator of the Electro Rent Corporation Savings Plan ("Plan") and is authorized to amend the Plan in certain respects by Section 11.1(b) of the Plan, which authority includes amendment of the related trust agreement ("Trust") that constitutes part of the Plan pursuant to Plan Section 2.26.

                 To carry out the desire of Electro Rent Corporation to change the manner in which Plan assets are invested so as to simplify administration of the Plan, I hereby amend the Plan and the Trust as set forth below, effective September 1, 1994.


                 1. The Plan is hereby amended and restated in its entirety by substituting for the current Plan document the Vanguard Prototype 401(k) Savings Plan, the Adoption Agreement for the Vanguard Prototype 401(k) Savings Plan, and the Supplement to the Vanguard Prototype 401(k) Savings Plan, in the form of the documents attached hereto and by this reference made a part hereof, all of which documents shall constitute the Electro Rent Corporation Savings Plan on and after September 1, 1994.

                          Although the Vanguard documents constitute a
prototype plan the form of which currently has outstanding a favorable opinion letter from the Internal Revenue Service ("IRS"), the Plan as amended and restated by adoption of those documents shall continue to be an individually designed plan by virtue of the Supplement, which amends the Vanguard documents to change the service crediting method thereunder from "hour of service" to "elapsed time."

                 2. The Trust is hereby amended and restated in its entirety by substituting for the current Trust document the Trust Agreement attached hereto and by this reference made a part hereof, under which Vanguard Fiduciary Trust Company is hereby appointed to serve as successor trustee.


Date Adopted: 09/01/94        By: /S/ WILLIAM WEITZMAN
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                                  Plan Administrator


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